UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. __)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

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Constitution Mining Corp.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Constitution Mining Corp.
Manuela Sáenz 323, Suite 706
Buenos Aires, Argentina    C1107BPA

Michael Stocker
Chairman of the Board

March 31, 2009

To our Stockholders:

I am pleased to invite you to attend the 2009 annual meeting of the stockholders of Constitution Mining Corp. to be held at 10:00 a.m., CST, Monday, April 27, 2009, at the offices of Quarles & Brady, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497.  Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important.  Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Notice of Annual Meeting and Proxy Statement that you received in the mail.

Thank you for your ongoing support of, and continued interest in, Constitution Mining Corp.

Sincerely,

/s/ Michael Stocker
Michael Stocker
Chairman of the Board

Constitution Mining Corp.
Manuela Sáenz 323, Suite 706
Buenos Aires, Argentina  C1107BPA

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2009

The 2009 Annual Meeting of the Stockholders of Constitution Mining Corp., a Nevada corporation, will be held at the offices of Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497 at 10:00 a.m., CST, on Monday, April 27, 2009, for the following purposes:

1.	To elect seven directors;

2.	To approve the Stock Incentive Plan, as amended;

3.	To ratify the appointment of James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm; and

4.	To act upon such other business as may properly come before the annual meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors recommends that stockholders vote FOR each of the board’s director nominees, FOR the approval of the Stock Incentive Plan, and FOR ratification of the selection of James Stafford, Inc. as independent auditors.

Only stockholders of record at the close of business on March 2, 2009 will be entitled to vote at the annual meeting or any adjournment or postponement thereof.

You are cordially invited to attend the annual meeting.  Whether or not you plan to attend the annual meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Copies of our Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders are available at  www.constitutionmining.com.

 By order of the Board of Directors

/s/ Michael Stocker
Michael Stocker
Chairman of the Board

March 31, 2009
Buenos Aires, Argentina

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Shareholders to be held on April 27, 2009:  The Company's Proxy Statement is available at: www.constitutionmining.com/public/proxy09.pdf.  The Company’s Annual Report on Form 10-K for the year ended December 31, 2008 is available at: www.constitutionmining.com/public/annualreport09.pdf.  To view this material, your browser must support the PDF file format.  If your browser does not support PDF viewing, download and installation instructions are available at the above link.

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED.

Constitution Mining Corp.

PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Constitution Mining Corp., a Nevada corporation (“Constitution Mining” or the “Company”), for use at the 2009 Annual Meeting of Stockholders to be held at Monday, April 27, 2009, at 10:00 a.m., CST, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.  The annual meeting will be held at Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4497.  The telephone number at that location is (414) 277-5000.

These proxy solicitation materials were first mailed on or about March 31, 2009 to all stockholders entitled to vote at the annual meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on March 2, 2009 are entitled to notice of and to vote at the annual meeting.  At the record date, 58,469,456 shares of our authorized common stock were issued and outstanding and held of record by 130 stockholders.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting.  In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to Peter Wiget, our Secretary, prior to the time we take the vote at the annual meeting; or

•	attend the annual meeting and vote in person.

Voting

You are entitled to one vote for each share of common stock held by you on the record date.

If a broker, bank or other nominee holds your shares, you will receive instructions from it that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided.  Of course, you may also choose to come to the annual meeting and vote your shares in person.  The proxy holders will vote your shares in accordance with those instructions.  If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Required Vote

Proposal 1

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a stockholders meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen.  Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes.  Any votes attempted to be cast “against” a candidate are not given legal effect and are not counted as votes cast in an election of directors.  However, any nominee who receives a greater number of votes “withheld” than “for” his election may be required to resign as described under “Proposal 1:  Election of Directors.”

Proposal 2

The proposal regarding the Constitution Mining Corp. Stock Incentive Plan, as amended, will be approved if a quorum is present at the annual meeting and the proposal is approved by the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% of the shares entitled to vote on the proposal.  Since abstentions and broker non-votes, if any, are not considered votes cast, they will not have an effect on the voting for this proposal so long as enough votes are cast to satisfy the 50% requirement.

Proposal 3

Although not required by law to submit the ratification of the independent registered public accounting firm to a vote by stockholders, the Audit Committee and the Board of Directors believe it is appropriate, as a matter of policy, to request that the stockholders ratify the appointment of James Stafford, Inc., Chartered Accountants (“James Stafford”) as Constitution Mining’s independent registered public accounting firm for 2009.  Assuming that a quorum is present at the annual meeting, the selection of James Stafford will be deemed to have been ratified if approved by the affirmative vote of a majority of the votes cast.  If the stockholders should not so ratify, the Audit Committee will reconsider the appointment.

Quorum Requirement

A quorum, which is a majority of our outstanding shares of common stock as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business.  Your shares will be counted as being present at the annual meeting if you attend the annual meeting in person or if you submit a properly executed proxy card.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, Manuela Sáenz 323, Suite 706 Buenos Aires, Argentina, C11207BPA, beginning April 13, 2009, which is at least ten business days prior to the date of the annual meeting and the stockholder list will be available at the annual meeting.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting.  Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters.  Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is NOT voting on non-routine matters.  A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.  Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal.  Your broker will have discretionary authority to vote your shares on Proposal One, Proposal Two, Proposal Three and Proposal Four, which are routine matters.

Proxy Solicitation Costs

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us.  None of our directors intends to oppose any action for which stockholder approval is being solicited.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

•	FOR the election of the seven nominees to the Board of Directors;

•	FOR the approval of the Stock Incentive Plan, as amended; and

•	FOR the ratification of the appointment of James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm.

Voting Results

The preliminary voting results will be announced at the annual meeting.  The final voting results will be calculated by our Inspector of Elections, and published in our Quarterly Report on Form 10-Q for the second quarter of our fiscal year 2009.

Stockholders Sharing the Same Address

Constitution Mining has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission.  Under this procedure, Constitution Mining is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless Constitution Mining has received contrary instructions from an affected stockholder.  This procedure reduces Constitution Mining’s printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

Constitution Mining will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.  To receive a separate copy of the annual report or proxy statement, you may write or call Constitution Mining’s Investor Relations Department at  Manuela Sáenz 323, Suite 706, Buenos Aires, Argentina, C1107BPA, telephone +54-11-5236-9978.  Any stockholders of record who share the same address and currently receive multiple copies of Constitution Mining’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Constitution Mining’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding.  If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Deadline for Receipt of Stockholder Proposals for 2010 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws.  Stockholders wishing to present a proposal at our 2010 Annual Meeting of Stockholders must submit such proposal to us by December 1, 2009, if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.  In connection with our 2010 Annual Meeting of Stockholders, we intend to solicit proxies granting discretionary authority to the proxyholders to vote on any matters submitted by stockholders on or after December 1, 2009.  In addition, under our bylaws, a stockholder wishing to make a proposal at the 2010 Annual Meeting of Stockholders must submit such a proposal to us prior to December 1, 2009. Any such proposals should be in compliance with our bylaws and should be submitted to Constitution Mining Corp., Manuela Sáenz 323, Suite 706, Buenos Aires, Argentina,  C1107BPA, Attention: Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the annual meeting.  Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the annual meeting.  However, if other matters are properly presented at the annual meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

A Board of seven directors is to be elected at the 2009 Annual Meeting of Stockholders.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, all of whom are presently directors of Constitution Mining.  In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  We are not aware of any nominee who will be unable or will decline to serve as a director.  The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Age	Position	Director Since
Willem Fuchter (4)(5)	56	Chief Executive Officer, Principal Executive Officer, Director	2008
Pat Gorman (1)(2)(5)	54	Director	2007
Hernan Zaballa	43	Director and Vice President (not an executive officer position)	2007
Gary Artmont (2)(3)(4)	59	Director	2007
Duncan Large (1)(3)(4)	60	Director	2007
Alois Wiget (1)(2)(3)	73	Director	2008
Michael Stocker	41	Director, Chairman of the Board	2008
__________________

(1)           Member of Audit Committee
(2)           Member of Compensation Committee
(3)           Member of Nominating and Corporate Governance Committee
(4)           Member of Technical Committee
(5)           Member of Environmental, Health and Safety Committee

Willem Fuchter. Willem Fuchter, Ph.D., P. Geo., has served as our President, Chief Executive Officer, Principal Executive Officer and a Director since January 10, 2008.  Dr. Fuchter has over twenty years of experience in the exploration and mining industry.  From 2004 to present, Dr. Fuchter has served as an independent consultant to various mining companies in Argentina, Brazil, Chile, Ecuador, Peru and Venezuela.  From 2002 to 2004, Dr. Fuchter served as a project manager and coordinator of a gold generative program for the Ivanhoe Group of Companies in China.  Dr. Fuchter was the co-founder and director of OreGalore Inc., where he worked from 2000 to 2002.  Previously, Dr. Fuchter served in executive and managerial positions at a number of mining companies with operations in South America, Africa and Canada.  Dr. Fuchter earned a Ph.D. from Queen’s University, Kingston, Canada, and is a member of the Association of Professional Geoscientists of Ontario. Dr. Fuchter has served on the Board of Directors of a number of non-reporting companies in the exploration and mining industry.

Pat Gorman.  Mr. Gorman has served as a Director since November 20, 2007 and previously served as our Chairman of the Board.  For the last ten years, Mr. Gorman has served as President of his private company, Resource Consultants Inc., a family owned and operated precious metals, hard-money assets brokerage firm.  Mr. Gorman is the author of “The Value of Honest Money,” an investment book that offers capital preservation and wealth building strategies. Mr. Gorman also writes a newsletter outlining precious metals strategies within the context of domestic/global economic and political realities.  For 18 years he has hosted an internet-based talk radio show called “Hard Money Watch.”  Mr. Gorman is also the host to boutique-style investment conferences held in Tempe, Arizona.  Mr. Gorman has recently released a new book entitled “The Personal Responsibility Handbook: The Power of You.”  Mr. Gorman does not serve on as a director of any other public companies.

Hernan Zaballa.  Mr. Zaballa has served as a Director and as a Vice President of our company since December 20, 2007.  Mr. Zaballa has worked in the law firm of Brons & Salas, located in Buenos Aires, Argentina since 1994 and became a partner in 2002.  He practices in the areas of administrative law; privatizations; customs laws; oil, gas and mining; and finance law.  Mr. Zaballa has served as Associate Professor of Administrative Law, Universidad del Museo Social Argentino from 1994 to present and as Associate Professor of Natural Resources Law at such university from 1995 to present.  In 1996, Mr. Zaballa served as Associate Professor of Postgraduate Courses at the Universidad de Buenos Aires.  From 1989 to 1993, Mr. Zaballa served as Legal Counsel to the United Nations Development Program.  Mr. Zaballa obtained his LL.B. from the Universidad del Museo Social Argentino in 1989 and was admitted to the Bar in Argentina that same year.  Mr. Zaballa is member of the Buenos Aires Bar Association.  Mr. Zaballa does not serve on as a director of any other public companies.

Gary J. Artmont.  Mr. Artmont has served on our Board of Directors since September 7, 2007.  Previously, he served as our President, Chief Executive Officer and Principal Executive Officer from September 7, 2007 to January 10, 2008.  Prior to that, he served as our Vice President, Exploration, from March 13, 2007 until September 7, 2007.  In the late 1990s, as Indonesian-based chief geologist for Freeport-McMoRan, Mr. Artmont was responsible for the management and coordination of a large helicopter-supported regional reconnaissance program.  His duties included coordinating 600 field staff, 55 geologists and seven contracting groups, budget formulation and data evaluation.  During his tenure, in excess of 120,000 meters of drilling was completed on 17 prospect areas.  In the mid-2000s, Mr. Artmont evaluated acquisition opportunities in Eastern Europe, South America, Southeast Asia and Mongolia.  His work focused on a wide range of commodities including copper, iron, coal and nickel.  During his career, Mr. Artmont has conducted over 150 site visits to producing mines located throughout the world.  Mr. Artmont was a director of Pac Rim (PRL) from 2000 to 2006.  This company is currently delisted, and Mr. Artmont is not a director or officer of any other reporting company.

Duncan Large. Dr. Large has served on our Board of Directors since June 14, 2007.  Dr. Large has over thirty years experience advising mining companies with a focus on industrial metals.  Most recently, Dr. Large has served as an exploration manager and consulting geologist overseeing all aspects of mineral exploration programs..  From 2001 through 2003, Dr. Large served as chief geologist and consulting geologist for the Directorate of Mines and Minerals, Prishtinë, Kosovo, with responsibility for developing and implementing licensing procedures, advising on mining law and compiling geological information.  Dr. Large is a graduate in geology of the University of Oxford (B.Sc.), Imperial College, London (M.Sc.) and the Technical University of Braunschweig (Ph.D.), and is registered as a Chartered Engineer by the Engineering Council (UK) and as a European Geologist (Eur. Geol.) by the Federation of European Geologists.  Dr. Large has published numerous scientific papers and has served on the Editorial Board of Economic Geology and on the Council of the Society of Economic Geologists, USA.  Mr. Large does not serve on as a director of any other public companies.

Alois Wiget.  On August 7, 2008, the Board of Directors appointed Alois Wiget to serve as a member of the Board of Directors until the next annual meeting of the stockholder or until removed by other action as allowed by the corporate bylaws.  Mr. Wiget has served, and continues to serve, as President and Chief Executive Officer for the following private companies:  ICAT Consulting SA., Haustadt & Timmermann AG., Imprego AG., GIFI Finanzierungs-AG. and Vittoria Finanz AG.  Mr. Wiget is a co-owner of the consulting and accounting firm WITRAG Management Consultants SA since 1989.  Over the past 20 years, Mr. Wiget has served as an independent business consultant and tax advisor to various companies in Europe.  He is currently a senior member of the Swiss Economic Association in Zurich.  Mr. Wiget does not serve on as a director of any other public companies.

Michael Stocker.  On October 2, 2008, the Board of Directors appointed Dr. Michael Stocker to serve as a member and Chairman of the Board of Directors.  Dr. Michael Stocker holds an MBA, and a PhD in Impact Analysis for Small and Medium Sized Company Development Programs from the University of Saint Gallen, Switzerland.  He also holds an MBA from the Community of European Management Schools, EVADE University, Barcelona, Spain.  Between 1992 and 1995, Dr. Stocker was responsible for the development of methodologies and the execution of impact analysis in Latin America for FUNDES International, a private organization for the sustainable development of small and medium sized companies in Latin America.  Between 1995 and 1997, he was Regional Manager of PROPEL, a private eco-efficient technologies consulting firm in Latin America, with headquarters in Bogotá, Colombia.  From 1997 to 2000, he worked as Senior Consultant for the Boston Consulting Group (BCG), in its offices in Mexico, Spain and Switzerland.  His main focus was on the development of Knowledge Management (KM) strategies, e-business, and effective financial programs for several Fortune 500 companies.  Starting October, 2000, Dr. Stocker became International e-business and KM manager for FUNDES International in Chile.  He was in charge of KM, e-business strategy, and set-up and implementation of all technology-related projects.  As leader of the Transference Unit, Michael was also responsible for the implementation of all projects outside of Latin America, including the transfer of knowledge from CFIs to PDFs.  In January, 2004, Dr. Stocker became founding manager of The Stocker Group, in Santiago, Chile, as a result of a management buy out of the FUNDES International Consulting’s e-business team.  The Stocker Group is present in eleven countries in Latin America, and works for various international clients such as ONUDI, the Swiss Government (SECO), the World Bank, USAID, IDB , FUNDES and AVINA.  Mr. Stocker does not serve on as a director of any other public companies.

Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified.  Officers are elected annually and serve at the discretion of the Board of Directors.  Board vacancies are filled by a majority vote of the Board.

Family Relationships

Mr. Peter Wiget, our Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, and Secretary, is the son of a member of our Board of Directors, Alois Wiget.

Vote Required

If a quorum is present and voting, the seven nominees receiving the greatest number of votes will be elected to the Board of Directors.  Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the annual meeting but will have no other legal effect upon the election of directors under Nevada law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
FOR EACH OF THE SEVEN NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board of Directors and Committee Meetings

Our Board of Directors held three regular meetings during the fiscal year ended December 31, 2008.  In addition, various matters were approved by consent resolution, which in each case was signed by each of the members of the Board of Directors then serving.  Other than Messrs. Artmont, Large, and Zaballa, each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2008.  Our directors are expected, absent exceptional circumstances, to attend, either in person or telephonically, all Board meetings and meetings of committees on which they serve, and are also expected to attend our annual meeting of stockholders.

Audit Committee

On September 16, 2008, our Board of Directors unanimously resolved to create an Audit Committee and adopted an audit committee charter.  Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process.  Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations, in conjunction with management and our public auditors; and preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.  The report of the Audit Committee for the year-ended December 31, 2008 is included in this proxy statement.

The Audit Committee is comprised of three Directors, each of whom is independent, as defined by the rules and regulations of the Securities and Exchange Commission.  The Audit Committee held two meetings during the year-ended December 31, 2008.  The members of our Audit Committee are Patrick C. Gorman, Duncan Large, and Alois Wiget. Mr. Wiget was the Chairman of the Audit Committee during the fiscal year ended December 31, 2008.  The Board of Directors determined that Mr. Wiget qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission, and is independent, as noted above.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent accountants must be approved in advance by the Audit Committee to assure that such services do not impair the accountants’ independence from the Company.  The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee, but may not delegate such authority to management.

Compensation Committee

Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees.  Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the Securities and Exchange Commission requires in our future Form 10-Ks and proxy statements.  The report of the Compensation Committee for the year-ended December 31, 2008 is included in this proxy statement.

Our Compensation Committee is comprised of three Directors, whom the Board considers to be independent under the rules of the Securities and Exchange Commission.  The Compensation Committee held  one meeting during the year-ended December 31, 2008.  On September 16, 2008, the Board of Directors adopted a written charter.  The members of our Compensation Committee are Patrick C. Gorman, Alois Wiget, and Gary Artmont.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines.  Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Corporate Governance Committee is comprised of three Directors, whom the Board considers to be independent under the rules of the Securities and Exchange Commission.  The members of our Nominating Committee are Duncan Large, Alois Wiget, and Gary Artmont.  The Nominating Committee was created by our Board of Directors on September 16, 2008, when the Board of Directors adopted a written charter.  The Nominating and Corporate Governance Committee held one meeting during the year-ended December 31, 2008.

Technical Committee

Our Technical Committee assists our Board of Directors by providing scientific and technical advice to ensure our reporting on mineral exploration and development is consistent with industry and market standards.  Specific responsibilities include the following: advise on technical issues that affect the reporting requirements of various regulatory agencies; review internal reports, press releases and other information that may be used for public disclosure of technical information; and investigation and acquisition of new mineral projects.

The members of our Technical Committee are Duncan Large, Gary Artmont, and Willem Fuchter.  The Technical Committee was created by our Board of Directors on September 16, 2008, when the Board of Directors adopted a written charter.  The Technical Committee held one meeting during the year-ended December 31, 2008.

Environmental, Health and Safety Committee

Our Environmental, Health and Safety Committee assists our Board of Directors by establishing an Environmental, Health and Safety Policy, ensuring that the policy in being implemented, and making any appropriate recommendations.  Specific responsibilities include the following: reviewing reports on matters related to Environmental, Health and Safety; and instituting, if necessary, special investigations and if appropriate, hire special counsel or experts to assist.

The members of our Environmental, Health and Safety Committee are Patrick C. Gorman, Gary Artmont, and Willem Fuchter. The Environmental, Health and Safety Committee was created by our Board of Directors on September 16, 2008, when the Board of Directors adopted a written charter.  The Environmental, Health and Safety Committee held one meeting during the year-ended December 31, 2008.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is made up of three independent, non-employee directors, Messrs. Gorman, Wiget, and Artmont. No interlocking relationship exists between the members of our Compensation Committee and the Board of Directors or compensation committee of any other company.

Director Independence

Our Board of Directors undertook its annual review of the independence of the directors and considered whether any director had a material relationship with us or our management that could compromise his ability to exercise independent judgment in carrying out his responsibilities.  As a result of this review, the Board affirmatively determined that the current board members, other than Dr. Fuchter, our Chief Executive Officer, are “independent directors” as such term is used under the rules and regulations of the Securities and Exchange Commission.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us at Constitution Mining Corp., Attention:  Corporate Secretary, Manuela Sáenz 323, Suite 706, Buenos Aires, Argentina,  C1107BPA.  Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Nominating and Corporate Governance Committee of the Board will consider candidates for Board membership suggested by Board members, management and our stockholders.  It is the policy for our Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board of Directors from any stockholder of record.  A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources.

When the Nominating and Corporate Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Corporate Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management.  In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Corporate Governance Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

The Nominating and Corporate Governance Committee of the Board selects director nominees.  In relation to such nomination process, the Nominating and Corporate Governance Committee:

•	determine the criteria for the selection of prospective directors and committee members;

•	review the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

•	evaluate the performance and contributions of directors eligible for re-election;

•	determine the desired qualifications for individual directors and desired skills and characteristics for the Board;

•	identify persons who can provide needed skills and characteristics;

•	screen possible candidates for Board membership;

•	review any potential conflicts of interests between such candidates and the Company’s interests; and

•	share information concerning the candidates with the Board, and solicit input from other directors.

The Nominating and Corporate Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

After completing its evaluation, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors.  Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards.  The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.constitutionmining.com. and the Code of Ethics and Conduct has been filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

PROPOSAL TWO

APPROVAL OF THE STOCK INCENTIVE PLAN, AS AMENDED

The 2007 Stock Incentive Plan (the "Stock Incentive Plan") was initially adopted by the Board of Directors on August 3, 2007.  The Board has now approved the amendment of the Stock Incentive Plan, subject to shareholder approval, to increase the number of shares of common stock issuable under the Plan from 10,000,000 shares to 20,000,000 shares.  The Board believes that it is in the best interests of the Company and its stockholders for the Company to approve the amendment to the Stock Incentive Plan which will increase the number of shares available for grant under the Stock Incentive Plan.  The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives, directors and consultants by giving them an opportunity to obtain long-term equity participation in the Company.

Grants of 4,835,000 options have been made under the Stock Incentive Plan to date.  As of the date of this proxy statement, 5,165,000 shares remain available under the Stock Incentive Plan for future equity grants.  The aggregate market value of the 4,835,000 shares of common stock subject to outstanding options on February 3, 2009 was $4,351,500, based on a closing price of $0.90 for the Company’s common stock on the Over-the-Counter Bulletin Board (the “OTCBB”).

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast will be required to approve the Stock Incentive Plan amendment.

Our Board of Directors unanimously recommends that stockholders vote
FOR the approval of the Stock Incentive Plan, as amended.

The following paragraphs provide a summary of the principal features of the Stock Incentive Plan and its operation.  The following summary is qualified in its entirety by reference to the Stock Incentive Plan as set forth in Appendix A.

Objectives.  The purpose of the Stock Incentive Plan is to advance our interests by encouraging those eligible to participate in the Stock Incentive Plan to acquire our shares, thereby increasing their proprietary interest in the Company so as to encourage them to remain associated with us, and to furnish them with additional incentive in their efforts on our behalf in the conduct of their affairs.

Oversight.  Authority to control and manage the operation and administration of the Stock Incentive Plan is vested in a committee (the "Committee") consisting of two or more of our members of the Board who are non-employees and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code).  Members of the Committee are appointed by the Board.

Eligibility. Any person who is an officer, a director, an employee or a consultant is eligible to participate in the Stock Incentive Plan.  The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Stock Incentive Plan is in the discretion of the Committee and therefore cannot be determined in advance.  To date, only stock options have been granted under the Stock Incentive Plan. The following table sets forth (a) the aggregate number of shares subject to options granted under the Stock Incentive Plan during the year-ended December 31, 2008 and (b) the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average per Share Exercise Price
Patrick C. Gorman	250,000	$1.00
Hernan Zaballa	500,000	$1.00
Alois Wiget	100,000	$1.05
Michael Stocker	1,200,000	$1.05
Willem Fuchter	1,200,000	$1.00
Peter Wiget	250,000	$1.05
All executive officers, as a group (1)	1,450,000	$1.00
All directors who are not executive officers, as a group (2)	2,050,000	$1.03
All employees who are not executive officers, as a group	0	-
_________
(1)   Excludes options granted during the year ended December 31, 2008 to Messrs. Phillippe and Hunter, which have either expired or were forfeited upon their resignation as an executive officer.
(2)  Excludes options granted during the year ended December 31, 2008 to Messrs. Buri and Gershuny, which have either expired or were forfeited upon their resignation as director.

       Please see our “Compensation Tables” below for more information about option grants.

Types of Grants

Awards under the Stock Incentive Plan may be in the form of shares of common stock, including unrestricted shares of common stock; options to purchase shares of common stock; stock appreciation rights or similar rights with a fixed or variable price related to the fair market value of the shares of common stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions; any other security with the value derived from the value of the shares of common stock, such as restricted stock and restricted stock units; deferred stock units; dividend equivalent rights; or any combination of the foregoing.

Stock Option Awards.  The exercise price of any option shall be determined at the time the option is granted by the Committee. However, the exercise price may generally not be less than 100 percent of the fair market value of the shares of common stock on the date of the grant. Each option expires on the date determined by the Committee, but not later than ten years after the grant date. The Committee may determine in its discretion whether any option shall be subject to vesting and the terms and conditions of any such vesting.  The Stock Incentive Plan also provides for the immediate vesting of options, as well as authorizes the Committee to cancel outstanding options or to make adjustments to the transfer restrictions on those options in the event of certain changes in corporate control of the company.  Awards, including options, made under the Stock Incentive Plan are not assignable.  Options may be exercised only by delivery to us of a stock option exercise agreement, together with payment in full of the exercise price for the number of shares being purchased.

Grants of Other Incentive Awards.  The Stock Incentive Plan also authorizes us to grant other incentive awards of the nature described in “Stock Incentive Plan--Types of Grants.”  These other incentive awards may be made to any person who is an officer, a director, an employee or a consultant of the Company.  Restricted stock awards may be subject to restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions, as determined by the Committee.  Other incentive awards that the Committee may grant under the Stock Incentive Plan, with the exception of grants of unrestricted common stock, are also subject to any restrictions and conditions imposed by the Committee.

Shares Available.  A maximum of 20,000,000 shares are available for issuance under the Stock Incentive Plan, all of which may be granted as Incentive Stock Options.  Shares subject to awards that lapse become available again for award under the Stock Incentive Plan.  An individual may not be granted options and/or stock appreciation rights for more than 5,000,000 shares in any one calendar year.  Further, an individual may not be granted any other awards covering more than 5,000,000 shares in any one calendar year.

Adjustments Upon Change in Capitalization.  The number of shares covered by each outstanding award, and the number of shares which have been authorized for issuance under the Stock Incentive Plan but as to which no awards have yet been granted or which have been returned to the Stock Incentive Plan, the exercise or purchase price of each such outstanding award, as well as any other terms that the Committee determines require adjustment shall be proportionately adjusted for (a) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares, or (b) any other increase or decrease in the number of issued shares.

Amendment and Termination.  The Board may from time to time amend, modify, suspend or terminate the Stock Incentive Plan; provided, however, that no such action shall impair without the grantee’s consent any award theretofore granted under the Stock Incentive Plan or be made without shareholder approval where such approval would be required as a condition of compliance with the Code or other applicable laws or regulatory requirements.  Unless sooner terminated by the Board, the Stock Incentive Plan will terminated ten years after the date the Plan amendment date of March 3, 2009.

Federal Tax Aspects

The following is a brief summary of the Company’s understanding of the principal federal income tax consequences of grants made under the Stock Incentive Plan based upon the applicable provisions of the Code in effect on the date hereof.

Tax consequences of nonqualified stock options.  An employee, director or consultant will not recognize income on the award of a nonqualified options. An optionee will recognize ordinary income as the result of the exercise of a nonqualified stock option in the amount of the excess of the fair market value of the stock on the day of exercise less the option exercise price. Upon a subsequent sale or exchange of stock acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the stock, generally, the amount paid for the stock plus the amount treated as ordinary income at the time the stock option was exercised.

Tax consequences of incentive stock options.  An employee will not recognize taxable income when an incentive stock option is granted or exercised.  However, the excess of the fair market value of the covered shares over the exercise price on the date of exercise is an item of tax preference for alternative minimum tax purposes.  If the employee exercises the option and holds the acquired shares for more than two years following the date of option grant and more than one year after the date of exercise, the difference between the sale price and exercise price will be taxed as long-term capital gain or loss. If the employee sells the acquired shares before the end of the two-year and one-year holding periods, he or she generally will recognize ordinary income at the time of sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.  Any additional gain will be capital gain, long-term if the shares have been held for more than one year.

Tax consequences of stock appreciation right awards. In general, there are no immediate tax consequences of receiving an a stock appreciation right. Upon the exercise of a stock appreciation right the amount by which the fair market value of the stock subject to the stock appreciation right on the exercise date exceeds the stock appreciation right grant price is treated as ordinary income received by the participant in the year of exercise, whether received in cash, shares of stock or both.

Tax consequences of other equity awards. In general, the recipient of a stock award will recognize ordinary income at the time the stock is no longer subject to forfeiture.  A participant may elect, under Section 83(b) of the Code, within 30 days of the grant of restricted shares, to recognize taxable ordinary income on the date of grant equal to the fair market value of the shares (determined without regard to the restrictions) on such date.  The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Tax effect for the Company. The Company generally will receive a deduction for any ordinary income recognized by a grantee with respect to an award.  However, special rules limit the deductibility of compensation paid to named executive officers.  Under Section 162(m) of the Code, the annual compensation paid to named executive officers may not be deductible to the extent it exceeds $1,000,000.  However, the Company may preserve the deductibility of compensation over $1,000,000 if certain conditions are met.  These conditions include shareholder approval of the Stock Incentive Plan, setting limits on the number of shares that may be issued pursuant to awards, and, for awards other than options and SARs, establishing performance criteria that must be met before the award will be paid or vest.  The Stock Incentive Plan has been designed to permit the Committee to grant awards that qualify as “performance-based compensation” for purposes of Section 162(m), meaning that the value of these awards may be excluded from the $1,000,000 calculation.

The foregoing is not to be considered as tax advice to any person who may be a participant, and any such persons are advised to consult his or her own tax counsel.  The foregoing is intended to be a general discussion and does not cover all aspects of an individual’s unique tax situation.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed James Stafford, Inc., Chartered Accountants as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2009 and recommends that stockholders vote for ratification of such appointment. During the 2008 fiscal year, James Stafford, Inc., Chartered Accountants served as our independent registered public accounting firm and also provided certain tax and other non-audit services.  Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of  James Stafford, Inc., Chartered Accountants, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

Representatives of James Stafford, Inc., Chartered Accountants are not expected to attend the annual meeting.

Audit and Related Fees

The following table is a summary of the fees billed to us by James Stafford, Inc., Chartered Accountants for professional services for the fiscal years ended December 31, 2008 and December 31, 2007:

	Fiscal 2008 Fees	Fiscal 2007 Fees
Fee Category
Audit Fees	$5,988	$3,210
Audit-Related Fees	$14,698	$6,400
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$20,686	$9,610

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.  Consists of fees for products and services other than the services reported above. In fiscal 2008 and 2007, these services included administrative services.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.

The audit report of James Stafford, Inc., Chartered Accountants on the financial statements of the Company for the year ended December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended December 31, 2008 and December 31, 2007 contained an uncertainty about the Company’s ability to continue as a going concern.

During our fiscal years ended December 31, 2008 and 2007, there were no disagreements with James Stafford, Inc., Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to James Stafford, Inc., Chartered Accountants’ satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During our fiscal years ended December 31, 2008 and 2007, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of  James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm.  Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

Our Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of James Stafford, Inc., Chartered Accountants as the independent registered accounting firm of Constitution Mining for the year ending December 31, 2009.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

Below is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2008, which include our balance sheets as of December 31, 2008 and 2007, and the related statements of operations, stockholders’ equity and cash flows for each of the fiscal years ended December 31, 2008 and December 31, 2007 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2008 the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with James Stafford, Inc., Chartered Accountants, our independent registered public accounting firm for fiscal year 2008, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from James Stafford, Inc., Chartered Accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with James Stafford, Inc., Chartered Accountants any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements for the fiscal year ended December 31, 2008 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF CONSTITUTION MINING CORP.

/s/ Alois Wiget
Alois Wiget, Chairman

EXECUTIVE COMPENSATION

COMPENSATION TABLES

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and the other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) for services rendered to the Company in all capacities for the year ended December 31, 2008:

Summary Compensation Table

The table below sets forth all cash compensation paid or proposed to be paid by us to the chief executive officer and the most highly compensated executive officers, and key employees for services rendered in all capacities to the Company during fiscal years 2008 and 2007.

Name (a)	Year	Salary ($) (1)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Willem Fuchter CEO and President	2008 2007	- -	- -	632,209 -	114,449 -	746,658 -
Gary Artmont Former CEO and President (4)	2008 2007	- -	- -	- 26,043	5,000 22,500	5,000 48,543
Peter Wiget CFO	2008 2007	- -	- -	- -	5,773 -	5,773 -
Kenneth Phillippe Former CFO (5)	2008 2007	- -	- -	- -	27,000 -	27,000 -
Daniel Hunter Former COO (6)	2008 2007	- -	- -	263,421 -	45,000 -	308,421 -
_______
(1)  Executive officers did not receive any salary during the fiscal years ended December 31, 2008 or 2007.
(2)  Represents the expense for stock options, as indicated, recognized by Constitution Mining in accordance with Financial Accounting
      Standard No. 123(R) (“FAS 123(R)”), which requires that compensation cost relating to share-based awards be recognized in the financial statements.  The cost is measured based on the fair value of the awards.  The values set forth in this column represent the dollar amounts recognized in accordance with FAS 123(R), disregarding the estimate of forfeitures for service-based vesting conditions.  The expense recognized by the employer in accordance with FAS 123(R) may differ from the value that will eventually be realized by the named executive officers, which will be based on the market value of the common stock at the time of vesting of restricted shares or at the time of the exercise of stock options.  The named executive officers will realize value in connection with the stock options only if and to the extent the price of the common stock exceeds the exercise price of the stock options at such time as the officers exercise the stock options.  The assumptions used to determine the FAS 123(R) values are described in Note 2 to the Notes to the Consolidated Financial Statements of Constitution Mining.
      No stock awards were granted to named executive officers in 2008.
(3) The amounts listed under the Column entitled “All Other Compensation” in the “Summary Compensation Table” related to consulting fees earned during the period reported.
(4)  Mr. Artmont served as our President, Chief Executive Officer and Principal Executive Officer from September 7, 2007 until his resignation on
      January 10, 2008.
(5) Mr. Phillippe served as our Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer from December 13, 2007 until his resignation on August 20, 2008.
(6) Mr. Hunter also served as our Chief Operating Officer from November 14, 2007 until his resignation from this position on August 7, 2008.

Compensation Components.

Base Salary.  At this time, we do not compensate our executive officers by the payment of base salaries.

Bonuses.  At this time, we do not compensate our executive officers by the payment of bonus compensation.

Stock Options.  Stock option awards are determined by the Compensation Committee based on numerous factors, some of which include responsibilities incumbent with the role of each executive to the Company and tenure with the Company.

At no time during the last fiscal year was any outstanding option repriced or otherwise modified.  There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Other. At this time, we have no profit sharing plan in place.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Willem Fuchter CEO and President	600,000	600,000	-	$1.00	2/4/2018
Gary Artmont Former CEO and President	-	-	-	-	-
Peter Wiget CFO	-	250,000	-	$1.05	11/10/2018
Kenneth Phillippe Former CFO	-	-	-	-	-
Daniel Hunter Former COO	-	-	-	-	-

On February 4, 2008, Dr. Fuchter received as part of his compensation as Chief Executive Officer a stock option grant to acquire 1,200,000 shares of Constitution Mining common stock at the exercise price of $1.00 per share.  The options vested in two equal installments semi-annually beginning on August 4, 2008, six months from the grant date, and expire on the earlier of ten years from the date of grant or three months after termination of service as an executive officer or director.  Any unvested options are forfeited upon termination of service. As such, 600,000 stock options vested on August 4, 2008 and the remaining 600,000 stock options vested on February 4, 2009.

Mr. Artmont served as our President, Chief Executive Officer and Principal Executive Officer from September 7, 2007 until his resignation on January 10, 2008.  Mr. Artmont was appointed as a member of our Board of Directors on September 7, 2007 and continues to serve in this capacity. As of the fiscal year ended December 31, 2007, Mr. Artmont held stock options to acquire 300,000 shares of Constitution Mining common stock at the exercise price of $0.30 per share.  On February 4, 2008, Mr. Artmont agreed to cancel all of these options.  As such, Mr. Artmont currently owns no stock options.

On November 10, 2008, Mr. Wiget received as part of his compensation as Chief Financial Officer a stock option grant to acquire 250,000 shares of Constitution Mining common stock at the exercise price of $1.05 per share.  The options vested in two equal installments semi-annually beginning on May 10, 2009, six months from the grant date, and expire on the earlier of ten years from the date of grant or three months after termination of service as an executive officer.  Any unvested options are forfeited upon termination of service.  As such, 125,000 stock options vested on May 10, 2009 and the remaining 125,000 stock options vested on November 10, 2009.

Mr. Phillippe served as our Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer from December 13, 2007 until his resignation on August 20, 2008.  On February 4, 2008, Mr. Phillippe received as part of his compensation as Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer a stock option grant to acquire 500,000 shares of Constitution Mining common stock at the exercise price of $1.00 per share.  The options vested in two equal installments semi-annually beginning on August 4, 2008, six months from the grant date, and expired on the earlier of ten years from the date of grant or three months after termination of service as an executive officer.  Any unvested options are forfeited upon termination of service.  At the time of Mr. Phillippe’s  resignation, options to acquire 250,000 shares had vested and these options expired on November 4, 2008.  The remaining 250,000 unvested options were forfeited upon Mr. Phillippe’s  resignation as Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer.  As such, Mr. Phillippe currently owns no stock options.

Mr. Hunter served as a member of our Board of Directors from October 30, 2007 until his resignation from this position on April 28, 2008.  Mr. Hunter also served as our Chief Operating Officer from November 14, 2007 until his resignation from this position on August 7, 2008.  On February 4, 2008, in recognition for his service on the board, Mr. Hunter received a stock option grant to acquire 500,000 shares of Constitution Mining common stock at the exercise price of $1.00 per share.  The options vested in two equal installments semi-annually beginning on August 4, 2008, six months from the grant date, and expired on the earlier of ten years from the date of grant or three months after termination of service as an executive officer or director, whichever is later.  At the time of Mr. Hunter’s resignation as Chief Operating Officer, options to acquire 250,000 shares had vested and these options expired on November 7, 2008.  The remaining 250,000 unvested options were forfeited upon Mr. Hunter’s resignation as Chief Operating Officer.  As such, Mr. Hunter currently owns no stock options.

Stock Option Plans

The 2007 Stock Incentive Plan (the "Stock Incentive Plan") was initially adopted by the Board of Directors on August 3, 2007.  The Board has now approved the amendment of the Stock Incentive Plan, subject to shareholder approval, to increase the number of shares of common stock issuable under the Plan from 10,000,000 shares to 20,000,000 shares.  Grants of 4,835,000 options have been made under the Stock Incentive Plan to date.

The Stock Incentive Plan authorize us to grant (i) to the key employees incentive stock options to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock. Our Compensation Committee administers the Stock Incentive Plan by making recommendations to the board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

Incentive stock options granted under the Stock Incentive Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under Stock Incentive Plan. A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee.

Compensation of Directors

Set forth below is a summary of the compensation paid to each person that served as a director that was not an employee of Constitution Mining in fiscal 2008.  The following table does not include Mr. Willem Fuchter, who is an executive officer, as well as a director, of Constitution Mining and who did not receive compensation for service on Constitution Mining’s Board of Directors in 2008.  The following table does not include Mr. Dan Hunter and Mr. Gary Artmont who did not receive compensation for service on Constitution Mining’s Board of Directors in 2008.  The compensation arrangements for Dr. Fuchter, Mr. Hunter and Mr. Artmont is discussed under “Executive Compensation” in this Proxy Statement.

Director Compensation

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Patrick Gorman (1)	$45,000	—	131,710	—	—	—	$176,710
Hernan Zaballa	—	—	263,421	—	—	—	$263,421
Duncan Large	—	—	—	—	—	—	—
Alois Wiget	—	—	—	—	—	—	—
Michael Stocker (2)	$30,000	—	—	—	—	—	$30,000
Roger Buri	—	—	79,026	—	—	—	$79,026
Harold Gershuny	—	—	—	—	—	—	—
 ___________
(1)    Mr. Gorman earned $5,000 per month of service as the Chairman of the Board of Directors.
(2)    Dr. Stocker earned $10,000 per month of service as the Chairman of the Board of Directors.

Each person that served as a director that was not also an employee of Constitution Mining had the following equity awards outstanding as of the end of fiscal 2008:

Name	Option Awards	Stock Awards
	Number of Securities Underlying Unexercised Options(#) (1)(2)	Number of Shares of Restricted Stock that Have Not Vested (#)
Patrick Gorman (3)	250,000	0
Hernan Zaballa (4)	500,000	0
Gary Artmont (5)	0	0
Duncan Large (6)	0	0
Alois Wiget (7)	100,000	0
Michael Stocker (8)	1,200,000	0
Roger Buri (9)	75,000	0
Daniel Hunter (10)	0	0
Harold Gershuny (11)	0	0
________

(1)
Represents the expense for stock options recognized by Constitution Mining in accordance with FAS 123(R), which requires that compensation cost relating to share-based awards be recognized in the financial statements.  The cost is measured based on the fair value of the awards.  The values set forth in this column represent the dollar amounts recognized in accordance with FAS 123(R) with respect to fiscal 2008, disregarding the estimate of forfeitures for service-based vesting conditions.  The expense recognized by the employer in accordance with FAS 123(R) may differ from the value that will eventually be realized by the directors.  The directors will realize value in connection with the stock options only if and to the extent the price of the common stock exceeds the exercise price of the stock options at such time as the officers exercise the stock options.  The assumptions used to determine the FAS 123(R) values are described in Note 2 to the Notes to the Consolidated Financial Statements of Constitution Mining

(2)	Option awards noted are related stock option expense during 2008 for the Stock Incentive Plan, as amended. No options were exercised in 2008.

(3)
On February 4, 2008, in recognition for his service on the board, Mr. Gorman received a stock option grant to acquire 1,000,000 shares of Constitution Mining common stock at the exercise price of $1.00 per share.  The options vested in two equal installments semi-annually beginning on August 4, 2008, six months from the grant date, and expire on the earlier of (a) 10 years from the date of grant or (b) three months after termination of service as a director.  Any unvested options are forfeited upon termination of service.  On May 1, 2008, Mr. Gorman agreed to cancel 750,000 of these options.  As such, Mr. Gorman currently owns 250,000 stock options, of which 125,000 options vested on August 4, 2008 and the remaining 125,000 options vested on February 4, 2009.

(4)
On February 4, 2008, in recognition for his service on the board, Mr. Zaballa received a stock option grant to acquire 500,000 shares of Constitution Mining common stock at the exercise price of $1.00 per share.  The options vested in two equal installments semi-annually beginning on August 4, 2008, six months from the grant date, and expire on the earlier of (a) 10 years from the date of grant or (b) three months after termination of service as a director.  Any unvested options are forfeited upon termination of service.

(5)
On September 7, 2007, in recognition for his service on the board, Mr. Artmont received a stock option grant to acquire 300,000 shares of Constitution Mining common stock at the exercise price of $0.30 per share.  On February 4, 2008, Mr. Artmont agreed to cancel all of these options.  As such, Mr. Artmont currently owns no stock options.

(6)
On August 3, 2007, in recognition for his service on the board, Mr. Large received a stock option grant to acquire 300,000 shares of Constitution Mining common stock at the exercise price of $0.30 per share.  On February 4, 2008, Mr. Large agreed to cancel all of these options.  As such, Mr. Large currently owns no stock options.

(7)
On November 10, 2008, in recognition for his service on the board, Mr. Wiget received a stock option grant to acquire 100,000 shares of Constitution Mining common stock at the exercise price of $1.05 per share.  The options vest in two equal installments semi-annually beginning on the grant date, and expire on the earlier of (a) 10 years from the date of grant or (b) three months after termination of service as a director. Any unvested options are forfeited upon termination of service.

(8)
On November 10, 2008, in recognition for his service on the board, Dr. Stocker received a stock option grant to acquire 1,200,000 shares of Constitution Mining common stock at the exercise price of $1.05 per share.  The options vest in two equal installments semi-annually beginning on the grant date, and expire on the earlier of (a) 10 years from the date of grant or (b) three months after termination of service as a director. Any unvested options are forfeited upon termination of service.

(9)
On May 1, 2008, in recognition for his service on the board, Mr. Buri received a stock option grant to acquire 150,000 shares of Constitution Mining common stock at the exercise price of $1.00 per share.  The options vested in two equal installments semi-annually beginning on August 4, 2008 and expired on the earlier of (a) 10 years from the date of grant or (b) three months after termination of service as a director.  On November 21, 2008, Mr. Buri resigned as a member of our board of directions.  At the time of Mr. Buri’s resignation, options to acquire 75,000 shares had vested and these options expired on February 21, 2009.  The remaining 75,000 unvested options were forfeited upon Mr. Buri’s resignation.

(10)
On February 4, 2008, in recognition for his service on the board, Mr. Hunter received a stock option grant to acquire 500,000 shares of Constitution Mining common stock at the exercise price of $1.00 per share.  The options vested in two equal installments semi-annually beginning on August 4, 2008, six months from the grant date, and expired on the earlier of (a) 10 years from the date of grant or (b) three months after termination of service as a director.  On April 28, 2008, Mr. Hunter resigned as a member of our board of directions and on August 7, 2008, Mr. Hunter resigned from his position as Chief Operating Officer .  At the time of Mr. Hunter’s resignation as Chief Operating Officer, options to acquire 250,000 shares had vested and these options expired on November 7, 2008.  The remaining 250,000 unvested options were forfeited upon Mr. Hunter’s resignation as Chief Operating Officer.

(11)
On August 3, 2007, in recognition for his service on the board, Mr. Gershuny received a stock option grant to acquire 300,000 shares of Constitution Mining common stock at the exercise price of $0.30 per share.  On February 4, 2008, Mr. Gershuny agreed to cancel all of these options.  On February 4, 2008, in recognition for his service on the board, Mr. Gershuny received a stock option grant to acquire 500,000 shares of Constitution Mining common stock at the exercise price of $1.00 per share.  The options vested in two equal installments semi-annually beginning on August 4, 2008, six months from the grant date, and expired on the earlier of (a) 10 years from the date of grant or (b) three months after termination of service as a director.  On May 27, 2008, Mr. Gershuny resigned as a member of our board of directions.  The 500,000 unvested options were forfeited upon Mr. Gershuny’s resignation as director.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2008 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders (1)	4,835,000	$1.02	5,165,000	(2)
Total	4,835,000	$1.02	5,165,000
______

(1)   The Stock Incentive Plan was approved by our board of directors on August 3, 2007 and authorizes us to grant up to 10,000,000 shares under its terms and conditions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth, as of February 9, 2009, the number and percentage of outstanding shares of common stock beneficially owned by (a) each person known by us to beneficially own more than five percent of such stock, (b) each director of the Company, (c) each named officer of the Company, and (d) all our directors and executive officers as a group.  We have no other class of capital stock outstanding.

	Amount and Nature of Beneficial Ownership

Name and Address of Beneficial Owner (1)	Shares Owned (2)		Options Exercisable Within 60 Days (3)	Percent of Class
Willem Fuchter	375,000	(4)	1,200,000	2.6%
Peter Wiget (5)	17,500		-	*
Hernan Zaballa	375,000		500,000	1.5%
Patrick C. Gorman	1,000,000		250,000	2.1%
Gary Joseph Artmont	2,000,000		-	3.4%
Duncan Large	100,000		-	*
Alois Wiget	-		-	-
Michael Stocker	-		-	-
All current directors and executive officers as a group (nine persons)	3,867,500		1,950,000	9.6%

___________

*	Represents less than one percent of the class.

(1)	The address of these persons is c/o Manuela Sáenz 323, Suite 706, Buenos Aires, Argentina C1107BPA

(2)	Except as otherwise indicated, all shares shown in the table are owned with sole voting and investment power.

(3)	This column represents shares not included in “Shares Owned” that may be acquired by the exercise of options within sixty days of February 9, 2009.

(4)	These shares are held by Hieronymus Management Services Ltd. ("HMS"), a service company wholly-owned by Dr. Fuchter and his wife.

(5)	Includes 9,500 shares held by Mr. Wiget’s wife.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement; accordingly, it includes shares of Constitution Mining common stock that are issuable upon the exercise of stock options exercisable within sixty days of February 9, 2009.  Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Person Transactions

Agreements Involving Proyectos Mineros S.A.

Dr. William Fuchter, our Chief Executive Officer and member of our Board of Directors, was appointed as the president and a director of Proyectos Mineros S.A. (“PMSA”) (formerly Recursos Maricunga S.A.) in 2007 and continues to serve in this capacity.  Dr. Fuchter is also the beneficial owner of 50% of the voting securities of PMSA.

On December 12, 2007, we entered into an Assignment Agreement with PMSA to acquire PMSA’s right to explore and an option (the “Atena Option”) to purchase certain mineral rights on properties known as the Atena Gold Project (“Atena”) located in the Salta Province of Argentina (the “Atena Property”).  Pursuant to the terms of the Assignment Agreement, we have issued to PMSA 1,500,000 shares of our common stock and paid PMSA $60,000.  We will acquire 100% of this Atena Option if we incur a minimum of an additional $3,500,000 in work commitment expenditures on the Atena Property and issue 6,000,000 shares of our common stock to PMSA on a scheduled timeline.  PMSA assigned to Hieronymus Management Services Ltd. ("HMS"), a service company wholly-owned by Dr. Fuchter and his wife, its right to receive 1,000,000 shares of our common stock on March 15, 2008, pursuant to this Assignment Agreement.  The March 15, 2008 payment of 1,000,000 shares of our common stock to HMS was subsequently deferred until August 6, 2008.  Following its receipt of the payment of 1,000,000 shares of our common stock, HMS transferred certain of these shares to various individuals including Hernan Zaballa, a member of our Board of Directors, in exchange for services rendered to HMS.

On January 8, 2008, we entered into an Assignment Agreement with PMSA to acquire its right to explore and option (the “Cerro Amarillo Option”) to purchase certain mineral rights on properties known as the Cerro Amarillo Property located in the Departamento Malargue, Province of Mendoza, Argentina (the “Cerro Amarillo Property”).  Pursuant to the terms of the Assignment Agreement, we issued to PMSA 300,000 shares of our common stock and paid PMSA $10,000 in July 2008.  We will acquire 100% of the Cerro Amarillo Option if we incur a minimum of $450,000 in work commitment expenditures on this property (the “Cerro Amarillo Expenditures”) and issue 2,100,000 shares of our common stock to PMSA on a scheduled timeline.

Effective March 17, 2008, we entered into an assignment agreement, dated March 17, 2008, with PMSA, whereby PMSA assigned to us PMSA’s right to explore and an option (the “Amira-Esparta Option”) to purchase a 90% interest in the mineral rights of three mining properties referred to as “Amira”, “Amira Norte” and “Esparta II”, located in the Province of Salta, Argentina (the “Amira-Esparta Properties”).  Pursuant to the terms of our agreement with PMSA, PMSA has assigned to us all of PMSA’s rights and obligations under an option agreement by and between PMSA and the registered titleholder to the Amira-Esparta Properties in consideration of our recognizing to PMSA a 1% net smelter returns royalty on the Amira-Esparta Properties.

Agreements Involving Stocker International Inc.

We retained Stocker International Inc. to provide consulting services to us.  Michael Stocker, the Chairman of our Board of Directors, is the sole owner of Stocker International Inc.  We paid $60,000 to Stocker International Inc. in November 2008 for consulting services.

SECTION 16(a) BENEFICIAL OWNERNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings. To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2008, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, with the following exceptions: Messrs. Fuchter, Stocker, and Buri each failed to file their initial reports on Form 3 in a timely fashion during fiscal 2008, Messrs. Gorman, Artmont, Large, Hunter, Gershuny, and Phillippe each failed to file a Form 4 in a timely fashion during fiscal year 2008, and Messrs. Fuchter and Zaballa each failed to file two Form 4s in a timely fashion during fiscal year 2008.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the annual meeting. However, if any other matter is properly presented at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

ADVANCE NOTICE PROVISIONS FOR
STOCKHOLDER PROPOSALS AND NOMINATIONS

The bylaws of the Company provide that in order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 120 days before the date of its release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders.  Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended.  In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee.  At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of stockholders is December 1, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Stocker
Chairman of the Board

March 31, 2009
Buenos Aires, Argentina

Appendix A

STOCK INCENTIVE PLAN

For:

CONSTITUTION MINING CORP.

Constitution Mining Corp.
6139 S. Rural Road, Suite 103, Tempe, Arizona, U.S.A., 85283-2929
__________

CONSTITUTION MINING CORP.

(as Amended and Restated on March 3, 2009)

1.	PURPOSE

1.1      The purpose of this Stock Incentive Plan of Constitution Mining Corp. (the “Company”) is to advance the interests of the Company by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

1.2     This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

1.3     This Plan amends and replaces, in its entirety, the Company’s original 2007 Stock Incentive Plan which was adopted by the Company on August 3, 2007 and subsequently amended.

2.	DEFINITIONS

2.1     As used herein, the following definitions shall apply:

(a)	“Administrator” means a Committee of the Board duly appointed by the Board, or otherwise the Board;

(b)	“Affiliate” and “Associate” have the meanings ascribed to such terms in Rule 12b 2 promulgated under the Exchange Act;

(c)
“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

(d)	“Award” means the grant of an Option, SAR, Restricted Stock, unrestricted Shares, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan;

(e)	“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

(f)	“Award Right” means each right to acquire a Share pursuant to an Award;

(g)	“Board” means the Board of Directors of the Company;

(h)
“Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for ‘Cause’ as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:

(i)	refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii)	unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii)	performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(iv)	dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v)	commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

(i)	“Change in Control” means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

(i)
the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d 3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept;

(ii)
a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

(iii)	the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

(iv)	approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

Notwithstanding the foregoing, the following transactions shall not constitute a “Change of Control”:

(v)	the closing of any public offering of the Company’s securities pursuant to an effective registration statement filed under the United States Securities Act of 1933, as amended,

(vi)	the closing of a public offering of the Company’s securities through the facilities of any stock exchange; or

(vii)
with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a “change in the ownership”, “change in the effective control” or “change in the ownership of a substantial portion of the assets of the corporation” as defined under Section 409A of the Code and Treasury guidance formulated thereunder which guidance currently provides that:

(A)
a “change in ownership” of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already owns more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership;

(B)	a “change in the effective control” of a corporation generally shall be deemed to have occurred if within a 12-month period either:

(I)	any one person or more than one person acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation; or

(II)
a majority of the members of the corporation’s board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation’s board of directors prior to the date of the appointment or election; and

(C)
a “change in the ownership of a substantial portion of the corporation’s assets” generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation’s assets immediately prior to such acquisition.  The gross fair market value of assets is determined without regard to any liabilities;

(j)	“Code” means the United States Internal Revenue Code of 1986, as amended;

(k)	“Committee” means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan;

(l)	“Common Stock” means the common stock of the Company;

(m)	“Company” means Constitution Mining Corp., a Nevada corporation;

(n)	“Consultant” means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

(o)
“Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least 36 months, or (ii) have been Board members for less than 36 months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

(p)
“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of incentive stock options, no such leave may exceed 90 calendar days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

(q)	“Corporate Transaction” means any of the following transactions:

(i)	a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii)
the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii)
any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

(r)	“Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code;

(s)	“Deferred Stock Units” means Awards that are granted to Directors and are subject to the additional provisions set out in Subpart A which is attached hereto and which forms a material part hereof;

(t)	“Director” means a member of the Board or the board of directors of any Related Entity;

(u)
“Disability” or “Disabled” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment.  A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.  Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant’s Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder;

(v)
“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to shares beneficially owned by Insiders;

(w)	“Eligible Participant” means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

(x)	“Employee” means any person who is a full-time or part-time employee of the Company or any Related Entity;

(y)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(z)
“Fair Market Value” means, as of any date, the value of a Share determined in good faith by the Administrator.  By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

(i)
Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five days prior to the date the Board approves the grant of the Award.  If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock is reported as having occurred.  If no sales are reported as having occurred during the five trading days before the Value Date, fair market value shall be the closing bid for Common Stock on the Value Date.  If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted.  If the rules of any applicable stock exchange or system require a different method of calculating fair market value, then such method as is required by those rules;

(ii)
Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date.  If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted;

(iii)
No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith.  The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants; (B) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any; and (C) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry;

(iv)	Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations; or

(v)
Non-Publicly Traded Stock.  For non-publicly traded stock, the fair market value of the Common Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the fair market value of the Common Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations);

(aa)	“Grantee” means an Eligible Participant who receives an Award pursuant to an Award Agreement;

(bb)
“Grant Date” means the date the Administrator approves that grant of an Award.  However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied;

(cc)	“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code;

(dd)	“Insider” means:

(i)	a Director or Senior Officer of the Company;

(ii)	a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

(iii)	a person that has

(A)	direct or indirect beneficial ownership of,

(B)	control or direction over, or

(C)	a combination of direct or indirect beneficial ownership of and control or direction over,

securities of the Company carrying more than 10% of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv)	the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

(ee)	“Named Executive Officer” means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of “Covered Employees,” as defined;

(ff)	“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option;

(gg)
“Officer” means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder;

(hh)	“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

(ii)	“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code;

(jj)	“Performance - Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code;

(kk)	“Plan” means this Stock Incentive Plan as amended from time to time;

(ll)
“Related Entity” means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly;

(mm)
“Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity;

(nn)
“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

(oo)
“Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

(pp)
“Restriction Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

(qq)	“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock;

(rr)	“Senior Officer” means:

(i)	the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

(ii)	any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(rr)(i) above; and

(iii)
the five highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(rr)(i) or 2.1(rr)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

(ss)	“Share” means a share of the Common Stock; and

(tt)	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	STOCK SUBJECT TO THE PLAN

Number of Shares Available

3.1 (a)           Subject to the provisions of Section 18, the maximum aggregate number of Shares which may be issued pursuant to all Awards under this Plan is 20,000,000 (the “Maximum Number”).  The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options shall be 20,000,000.  See Section 29 for Reservation of Shares.

(b)
Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan except that Shares (i) covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, or (ii) withheld to satisfy a Grantee’s minimum tax withholding obligations, shall be deemed not to have been issued for purposes of determining the Maximum Number of Shares which may be issued under the Plan.  Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award shall be counted against the Maximum Number.

(c)
However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the United States Securities Exchange Commission (the “SEC”), pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

Shares to Insiders

3.2     Subject to Section 15.1(c) and 15.1(d), no Insider of the Company is eligible to receive an Award where:

(a)	the Insider is not a Director or Senior Officer of the Company;

(b)	any Award, together with all of the Company’s other previously established or proposed Awards under the Plan could result at any time in:

(i)	the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 50% of the outstanding issue of Common Stock; or

(ii)	the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 50% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

Limitations on Award

3.3     Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits (“Award Limits”) shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this Plan:

(a)
Options and SARs.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 18), the maximum number of Shares with respect to one or more Options and/or Stock Appreciation Rights that may be granted during any one calendar year under the Plan to any one Grantee shall be 5,000,000; all of which may be granted as Incentive Stock Options); and

(b)
Other Awards.  The maximum aggregate grant with respect to Awards of Restricted Stock, unrestricted Shares, Restricted Stock Units and Deferred Stock Units (or used to provide a basis of measurement for or to determine the value of Restricted Stock Units and Deferred Stock Units) in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be 5,000,000.

4.	ADMINISTRATION

Authority of Plan Administrator

4.1 Authority to control and manage the operation and administration of this Plan shall be vested in a committee consisting of two or more members of the Board (the “Committee”).  It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable.  However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board.  As used herein, the term “Administrator” means the Committee.

Powers of the Administrator

4.2     Subject to Applicable Laws and the provisions of the Plan or subplans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

(a)	to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

(b)	to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

(c)	to determine whether and to what extent Awards are granted hereunder;

(d)	to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(e)	to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

(f)
to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(g)
to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an existing Award shall not be made without the Grantee’s consent unless as a result of a change in Applicable Law;

(h)	to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

(i)
subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

(j)
to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(k)	to further define the terms used in this Plan;

(l)	to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(m)	to provide for rights of refusal and/or repurchase rights;

(n)
to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

(o)	to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(p)	to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

Effect of Administrator’s Decision

4.3     All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.  The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan.  In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

Action by Committee

4.4      Except as otherwise provided by committee charter or other similar corporate governance documents, for purposes of administering the Plan, the following rules of procedure shall govern the Committee.  A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

Limitation on Liability

4.5     To the extent permitted by applicable law in effect from time to time, no member of the Committee shall be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct or gross negligence, arising out of or related to this Plan.  The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders.  Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action.  The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.	ELIGIBILITY

Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6.	AWARDS

Type of Awards

6.1     The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of:

(a)	Shares, including unrestricted Shares;

(b)	Options;

(c)
SARs or similar rights with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions;

(d)	any other security with the value derived from the value of the Shares, such as Restricted Stock and Restricted Stock Units;

(e)	Deferred Stock Units;

(f)	Dividend Equivalent Rights, as defined in Section 13; or

(g)	any combination of the foregoing.

Designation of Award

6.2      Each type of Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  But see Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7.	GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

Grant of Options

7.1 (a)           One or more Options may be granted to any Eligible Participant.  Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted.  The Shares underlying a grant of an Option may be in the form of Restricted Stock or unrestricted Stock.

(b)
Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options.  As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

(c)	The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

General Terms and Conditions

7.2      Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

(a)
Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting.  The Award Agreement shall contain any such vesting schedule;

(b)
Option Term.  Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the Grant Date (five years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a “Ten Percent Stockholder”)), and shall be subject to earlier termination as hereinafter provided;

(c)
Exercise Price.  The Exercise Price of any Option shall be determined by the Administrator when the Option is granted, at such Exercise Price as may be determined by the Administrator in the Administrator’s sole and absolute discretion; provided, however, that the Exercise Price may not be less than 100% of the Fair Market Value of the Shares on the Grant Date with respect to any Incentive Stock Options which are granted and, provided further, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 100% of the Fair Market Value of the Shares on the Grant Date.  Payment for the Shares purchased shall be made in accordance with Section 16 of this Plan.  The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date, to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(d)
Method of Exercise.  Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased;

(e)	Exercise After Certain Events.

(i)	Termination of Continuous Services.

(A)	Options.

(I)
Termination of Continuous Services.  If for any reason other than Disability or death, a Grantee terminates Continuous Services with the Company or a Subsidiary, vested Options held at the date of such termination may be exercised, in whole or in part, at any time within three months after the date of such termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

(II)
Continuation of Services as Consultant/Advisor.  If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Services), Grantee need not exercise an Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three months of termination of Continuous Services to the Company or the Subsidiary (one year in the event of Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date).  However, if Grantee does not exercise within three months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

(B)
Disability and Death.  If a Grantee becomes Disabled while rendering Continuous Services to the Company or a Subsidiary, or dies while employed by the Company or Subsidiary or within three months thereafter, vested Options then held may be exercised by the Grantee, the Grantee’s personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

Limitations on Grant of Incentive Stock Options

7.3 (a)           Threshold.  The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000.  For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options.  For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(b)
Compliance with Section 422 of the Code.  There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

(c)	Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8.	RESTRICTED STOCK AWARDS

Grant of Restricted Stock Awards

8.1     Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator.  The restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 14.4).  All awards of Restricted Stock shall be evidenced by Award Agreements.

Consideration

8.2      Restricted Stock may be issued in connection with:

(a)	Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)	Purchase Price. A purchase price, as specified in the Award Agreement related to such Restricted Stock.

Voting and Dividends

8.3     Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock.  The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.  All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Forfeiture

8.4      In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock.  Notwithstanding the foregoing, the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock, provided such waiver is in accordance with the Applicable Laws.

Certificates for Restricted Stock

8.5     Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates.  The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (see Escrow; Pledge of Shares, Section 23) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9.	UNRESTRICTED STOCK AWARDS

The Administrator may, in its sole discretion, grant (or sell at Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan.

10.	RESTRICTED STOCK UNITS

Grant of Restricted Stock Units

10.1      Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock Units to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator.  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 14.4).  All awards of Restricted Stock Units shall be evidenced by Award Agreements.

Number of Restricted Stock Units

10.2      The Award Agreement shall specify the number of Share equivalent units granted and such other provisions as the Administrator determines.

Consideration

10.3 Restricted Stock Units may be issued in connection with:

(a)	Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)	Purchase Price. A purchase price as specified in the Award Agreement related to such Restricted Stock Units.

No Voting Rights

10.4      The holders of Restricted Stock Units shall have no rights as stockholders of the Company.

Dividend Equivalency

10.5     The Administrator, in its sole and absolute discretion, may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit.  (See Section 13, Dividend Equivalent Right).  Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.

Creditor’s Rights

10.6     A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company.  Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Settlement of Restricted Stock Units

10.7      Each Restricted Stock Unit shall be paid and settled by the issuance of Restricted Stock or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)	a specific date or date determinable by a fixed schedule;

(b)
upon the Eligible Participant’s termination of Continuous Services to the extent the same constitutes a separation from services for purposes of Section 409A of the Code except that if an Eligible Participant is a “key employee” as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)	as a result of the Eligible Participant’s death or Disability; or

(d)	in connection with or as a result of a Change in Control in compliance with Section 409A of the Code.

Forfeiture

10.8      Upon failure to satisfy any requirement for settlement as set forth in the Award Agreement, including failure to satisfy any restriction period or performance objective, any Restricted Stock Units held by the Grantee shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to receive dividends with respect to the Restricted Stock Units.

11.	DIRECTOR SHARES AND DIRECTOR DEFERRED STOCK UNITS

The grant of Awards of Shares to Directors and the election by Directors to defer the receipt of the Awards of Shares (“Deferred Stock Units”) shall be governed by the provisions of Subpart A which is attached hereto.  The provisions of Subpart A are attached hereto as part of this Plan and are incorporated herein by reference.

12.	STOCK APPRECIATION RIGHTS

Awards of SARs

12.1      An SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 12.4 below, for services rendered to the Company.  A SAR may be awarded pursuant to an Award Agreement that shall be in such form (which need not be the same for each Grantee) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan.  A SAR may vary from Grantee to Grantee and between groups of Grantees, and may be based upon performance objectives (See Performance Goals in Section 14.4).

Term

12.2     The term of a SAR shall be set forth in the Award Agreement as determined by the Administrator.

Exercise

12.3     A Grantee desiring to exercise a SAR shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Grantee desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator.  Upon receipt of the notice from the Grantee, subject to the Administrator’s election to pay cash as provided in Section 12.4 below, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 12.4 below.  The date the Company receives written notice of such exercise hereunder is referred to in this Section 12 as the “exercise date”.

Number of Shares or Amount of Cash

12.4      Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR shall be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR; by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid.  In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

Effect of Exercise

12.5      A partial exercise of a SAR shall not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

Forfeiture

12.6      In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety.

13.	DIVIDEND EQUIVALENT RIGHT

A dividend equivalent right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the dividend equivalent right (or other Award to which it relates) if such Shares had been issued to and held by the recipient (a “Dividend Equivalent Right”).  A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award.  The terms and conditions of Dividend Equivalent Right shall be specified in the grant.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Administrator.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

14.	TERMS AND CONDITIONS OF AWARDS

In General

14.1      Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

Term of Award

14.2     The term of each Award shall be the term stated in the Award Agreement.

Transferability

14.3 (a)           Limits on Transfer.  No right or interest of a Grantee in any unexercised or restricted Award may be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate.  No Award shall be sold, assigned, transferred or disposed of by a Grantee other than by the laws of descent and distribution or, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Administrator may (but need not) permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

(b)
Beneficiaries.  Notwithstanding Section 14.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee’s death.  A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator.  If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

Performance Goals

14.4     In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above.  If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal.  Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 calendar days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

Acceleration

14.5     The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Grantee’s Awards shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Administrator may, in its sole discretion, declare.  The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 14.5.

Compliance with Section 162(m) of the Code

14.6     Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code.  In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

Compliance with Section 409A of the Code

14.7     Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.  In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

Section 280G of the Code

14.8     Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

Exercise of Award Following Termination of Continuous Service

14.9     An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.  Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

Cancellation of Awards

14.10     In the event a Grantee’s Continuous Services has been terminated for “Cause”, he or she shall immediately forfeit all rights to any and all Awards outstanding.  The determination that termination was for Cause shall be final and conclusive.  In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee’s behalf.  Should any provision to this Section 14.10. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 14, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

15.	ADDITIONAL TERMS IF THE COMPANY BECOMES LISTED ON A STOCK EXCHANGE

15.1     In the event the Shares become listed on a stock exchange, and only to the extent required by the rules of such stock exchange, then the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

(a)	the exercise price of an Award must not be lower than the Fair Market Value (without discount) of the Shares on the stock exchange at the time the Award is granted;

(b)
the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains Disinterested Shareholder Approval;

(c)
the number of securities issuable to Insiders, at any time, under all of the Company’s security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the Company’s total issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval; and

(d)
the number of securities issued to Insiders, within any one year period, under all of the Company’s security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval.

16.	PAYMENT FOR SHARE PURCHASES

Payment

16.1      Payment for Shares purchased pursuant to this Plan may be made:

(a)	Cash. By cash, cashier’s check or wire transfer or, at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

(b)
Surrender of Shares.  By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares);

(c)
Deemed Net-Stock Exercise.  By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a  =           the net Shares to be issued to Grantee;

b  =           the number of Awards being exercised;

c  =           the Fair Market Value of a Share; and

d  =           the Exercise price of the Awards; or

(d)	Cashless Exercise. By a “cashless exercise”, in which event the Company shall issue to the Grantee the number of Shares of Common Stock determined as follows:

where:

a  =           the net Shares to be issued to Grantee;

b  =           the number of Awards being exercised;

c =
the average of the “Closing Sale Prices” of the Shares of Common Stock (as reported by Bloomberg Financial Markets) for the five trading days ending on the date immediately preceding the Exercise Date; and

d =	the Exercise price of the Award.

For purposes of such an Award, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, as reported by Bloomberg Financial Markets, or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 p.m., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC.  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Grantee.  If the Company and the Grantee are unable to agree upon the fair market value of such security, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Grantee or (b) the disputed arithmetic calculation of the Shares of Common Stock to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Grantee of the results no later than ten business days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.  All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.  For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Shares of Common Stock issued in a cashless exercise transaction shall be deemed to have been acquired by the Grantee, and the holding period for the shares shall be deemed to have commenced, on the date the Award was originally issued (provided that the United States Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise);

(e)
Broker-Assisted.  By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

Combination of Methods

16.2     By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

17.	WITHHOLDING TAXES

Withholding Generally

17.1     Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award.  When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions.  Any such payment must be made promptly when the amount of such obligation becomes determinable.

Stock for Withholding

17.2     To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Shares up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income.  The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six months, unless the delivery of Shares is otherwise exempt from Section 16 of the Exchange Act.  A Grantee who has made an election pursuant to this Section 17.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.  The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

18.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In General

18.1     Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Company’s Right to Effect Changes in Capitalization

18.2    The existence of outstanding Awards shall not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.

19.	CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Company is Not the Survivor

19.1     Subject to Section 19.3 and except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition in which the Company is not the surviving corporation (a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction, Change in Control or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation.  The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised.  Section 19.3 shall control with respect to any acceleration in vesting in the event of Change of Control.

The Administrator shall also have the authority:

(a)	to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify; and

(b)
to condition any such Award’s vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition.

Effective upon the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition governed by this Section 19.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

Company is the Survivor

19.2     In the event of a Corporate Transaction, Change in Control or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised.  The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.  Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

Change in Control

19.3     If there is a Change of Control, all outstanding Awards shall fully vest immediately upon the Company’s public announcement of such a change.

20.	PRIVILEGES OF STOCK OWNERSHIP

No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee.  After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Grantee may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

21.	RESTRICTION ON SHARES

At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Grantee not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares’ Fair Market Value at the time of sale.  The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

22.	CERTIFICATES

All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

23.	ESCROW; PLEDGE OF SHARES

To enforce any restrictions on a Grantee’s Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

24.	SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

Compliance With Applicable Law

24.1     An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable.  The Company shall be under no obligation to register the Shares with the Securities Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.  Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan.  In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

Investment Representation

24.2     As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

25.	NO OBLIGATION TO EMPLOY

Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee’s employment or other relationship at any time, with or without Cause.

26.	EFFECTIVE DATE AND TERM OF PLAN

This Amended Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten years from the date of such amendment unless sooner terminated.

27.	SHAREHOLDER APPROVAL

If required under Applicable Laws, this Plan shall be subject to approval by the shareholders of the Company.  The Administrator may grant Awards under this Plan prior to approval by the shareholders.

28.	AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

The Board may amend, suspend or terminate this Plan at any time and for any reason.  To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.  Shareholder approval shall be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Shares issuable under the Plan except for a proportional increase in the

Maximum Number as a result of stock split or stock dividend, or a change from a fixed Maximum Number of Shares to a fixed maximum percentage; (ii) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation; or (iii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favorable to Grantees.

Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law.  No Award may be granted during any suspension of this Plan or after termination of this Plan.

Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.  At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable: (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations; or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan: (i) to make amendments which are of a “housekeeping” or clerical nature; (ii) to change the vesting provisions of an Award granted hereunder, as applicable; (iii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date of such Award; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

29.	RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares forfeited back to the Plan; Shares surrendered in payment of the exercise price of an Award; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Award.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

30.	EXCHANGE AND BUYOUT OF AWARDS

The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Grantees, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

31.	APPLICABLE TRADING POLICY

The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or “blackout” periods.

32.	GOVERNING LAW

The Plan shall be governed by the laws of the State of Nevada, U.S.A.; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

33.	MISCELLANEOUS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

SUBPART A

STOCK AND DEFERRED STOCK UNITS FOR ELIGIBLE DIRECTORS

A.        Stock Award.  The Administrator shall pay Eligible Remuneration to each Director pursuant to an Award Agreement.

B.         Election.  Further, the Administrator may, in its sole discretion, permit each Eligible Director to receive all or any portion of his Eligible Remuneration during the Remuneration Period in the form of Deferred Stock Units under this Plan (an “Election”).  All deferrals pursuant to such an Election shall be evidenced by an Award Agreement.

             For purposes of this Subpart A, the following definitions shall apply:

“Annual Retainer” for a particular Director means the retainer (including any additional amounts payable for serving as lead Director or on any committee of the Board), payable to that Director for serving as a Director for the relevant Remuneration Period, as determined by the Board;

“Attendance Fee” means amounts payable annually to a Director as a Board meeting attendance fee or a committee meeting attendance fee, or any portion thereof;

“Canadian Director” means a Director who is a resident of Canada for the purposes of the Canadian Tax Act, and whose income from employment by the Company or Related Entity is subject to Canadian income tax, notwithstanding any provision of the Canada-United States Income Tax Convention (1980), as amended;

“Canadian Tax Act” and “Canadian Tax Regulations” means respectively the Income Tax Act (Canada), as amended and the Income Tax Regulation promulgated thereunder, as amended;

“Deferred Stock Unit” means a right granted by the Company to an Eligible Director to receive, on a deferred payment basis, Shares under this Plan;

“Eligible Director” is any Director of this Company or Related Entity that the Administrator determines is eligible to elect to receive Deferred Stock Units under this Plan;

“Eligible Remuneration” means all amounts payable to an Eligible Director in Shares, including all or part of amounts payable in satisfaction of the Annual Retainer, Attendance Fees or any other fees relating to service on the Board which are payable to an Eligible Director or in satisfaction of rights or property surrendered by an Eligible Director to the Company; it being understood that the amount of Eligible Remuneration payable to any Eligible Director may be calculated by the Administrator in a different manner than Eligible Remuneration payable to another Eligible Director in its sole and absolute discretion;

“Prescribed Plan or Arrangement” means a prescribed plan or arrangement as defined in s.6801(d) of the Canadian Tax Regulation;

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“Remuneration Period” means, as applicable, (a) the period commencing on the Effective Date of this Plan and ending on the last day of the calendar year in which the Effective Date occurs; and (b) thereafter each subsequent calendar year, or where the context requires, any portion of such period; and

“Salary Deferral Arrangement” means a salary deferral arrangement as defined in the Canadian Tax Act.

1.           Election.  An Eligible Director who desires to defer receipt of all or a portion of his or her Eligible Remuneration in any calendar year shall make such election in writing to the Company specifying:

(a)           the dollar amount or percentage of Eligible Remuneration to be deferred; and

(b)           the deferral period.

Otherwise, such election must be made before the first day of the calendar year in which the Eligible Remuneration shall be payable, however a newly appointed Eligible Director shall be eligible to defer payment of future Eligible Remuneration by providing written election to the Company within 30 calendar days of his or her appointment to the Board of Directors.  The elections made pursuant to this Section shall be irrevocable with respect to Eligible Remuneration to which such elections pertain and shall also apply to subsequent Eligible Remuneration payable in future calendar years unless such Eligible Director notifies the Company in writing, before the first day of the applicable calendar year, that he or she desires to change such election.

If the Eligible Director does not timely deliver an election in respect of a particular Remuneration Period, the Eligible Director will receive the Eligible Remuneration as provided for in the Award Agreement.

2.           Determination Of Deferred Stock Units.  The Company will maintain a separate account for each Eligible Director to which it will quarterly credit Deferred Stock Units at the end of March, June, September and December, or as otherwise determined by the Administrator, the Deferred Stock Units granted to the Eligible Director for the relevant Remuneration Period.  The number of Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) to be credited to an account for an Eligible Director will be determined on the date approved by the Administrator by dividing the appropriate amount of Eligible Remuneration to be deferred into Deferred Stock Units by the Fair Market Value on that date.

3.           No Voting Rights.  The holders of Deferred Stock Units shall have no rights as stockholders of the Company.

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4.           Dividend Equivalency.  The Company will, on any date on which a cash or stock dividend is paid on its outstanding Shares, credit to each Eligible Director’s account that number of additional Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) calculated by (i) multiplying the amount of the dividend per Share by the number of Deferred Stock Units in the account as of the record date for payment of the dividend, and (ii) dividing the amount obtained in (i) by the Fair Market Value on the date on which the dividend is paid.  (See Section 13 of the Plan, Dividend Equivalent Right).

5.           Eligible Director’s Account.  A written confirmation of the balance in each Eligible Directors’ Account will be sent by the Company to the Eligible Director upon request of the Eligible Director.

6.           Creditor’s Rights.  A holder of Deferred Stock Units shall have no rights other than those of a general creditor of the Company.  Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and condition of the applicable Award Agreement.

7.           Settlement of Deferred Stock Units.  Subject to Section 8, each Deferred Stock Unit shall be paid and settled by the issuance of Restricted or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)	a specific date or date determinable by a fixed schedule;

(b)
upon the Eligible Director’s termination of Continuous Services to the extent the same constitutes a separation from services for the purposes of Section 409A of the Code except that if an Eligible Director is a “key employee” as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)	as a result of the Eligible Director’s death or Disability; or

(d)	in connection with or as a result of a Change in Control in compliance with 409A of the Code.

The Company will issue one Share for each whole Deferred Stock Unit credited to the Eligible Director’s account (net of any applicable withholding tax as provided for in this Plan).  Such payment shall be made by the Company as soon as reasonably possible following the settlement date.  Fractional Shares shall not be issued, and where the Eligible Director would be entitled to receive a fractional Shares in respect of any fractional Deferred Stock Unit, the Company shall pay to such Eligible Director, in lieu of such fractional Shares, cash equal to the Fair Market Value of such fractional Shares calculated as of the day before such payment is made, net of any applicable withholding tax.

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8.           Canadian Directors.  If a Deferred Stock Unit is granted to an Eligible Director who is a Canadian Director would otherwise constitute a Salary Deferred Arrangement, the Award Agreement pertaining to that Deferred Stock Unit shall contain such other or additional terms as will cause the Deferred Stock Unit to be a Prescribed Plan or Arrangement.

9.           Issuance of Stock Certificates.  A stock certificate or certificates shall be registered and issued in the name of the holder of Deferred Stock Units and delivered to such holder as soon as practicable after such Deferred Stock Units have become payable or satisfied in accordance with the terms of the Plan

10.           Non-Exclusivity.  Nothing in this Subpart A shall prohibit the Administrator from making discretionary Awards to Eligible Directors pursuant to the other provisions of this Plan or outside this Plan, not otherwise inconsistent with these provisions.

11.           Defined Terms.  Capitalized terms used in this Subpart A and not defined herein have the meaning give in the Plan.

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CONSTITUTION MINING CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, APRIL 27, 2009

The undersigned hereby appoints Willem Fuchter and Michael Stocker, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Constitution Mining Corp. held of record by the undersigned on Monday, April 27, 2009, at the offices of Quarles & Brady, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497 at 10:00 A.M. (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted:

1.	To elect seven directors;

2.	To approve the Stock Incentive Plan, as amended;

3.	To ratify the appointment of James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm; and

4.	To act upon such other business as may properly come before the annual meeting.

 (Continued and to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CONSTITUTION MINING CORP.

Monday, April 27, 2009

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible

i   Please detach along perforated line and mail in the envelope provided.  i

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A.	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. --- Election of Directors	For	Withhold
01 — Willem Fuchter	☐	☐
02 — Pat Gorman	☐	☐
03 — Hernan Zaballa	☐	☐
04 — Gary Artmont	☐	☐
05 — Duncan Large	☐	☐
06 — Alois Wiget	☐	☐
07 — Michael Stocker	☐	☐

		For	Against	Abstain
2.	To approve the Stock Incentive Plan.	☐	☐	☐
3.	To ratify the appointment of James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm.	☐	☐	☐

B.           Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

C.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign.

Please sign exactly as your name or names appear above.  For joint accounts, each owner should sign.  When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
___________________________________	___________________________________	___________________________________
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